American Century Mutual Funds, Inc.

Statement of Additional Information Supplement

Balanced Fund ¡ Capital Growth Fund ¡ Capital Value Fund
Focused Growth Fund ¡ Fundamental Equity Fund
Giftrust® Fund ¡ Growth Fund ¡ Heritage Fund
New Opportunities Fund ¡ NT Growth Fund
NT VistaSM Fund ¡ Select Fund ¡ Small Cap Growth Fund
Ultra® Fund ¡ Veedot® Fund ¡ VistaSM Fund

Supplement dated June 24, 2010 ¡ Statement of Additional Information dated March 1, 2010

The entry for Thomas P. Vaiana in the Accounts Managed table on page 60 of the statement of additional information is deleted.

The following entry is added to the Accounts Managed table on page 59. This information is provided as of June 18, 2010.

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts including incubation strategies and corporate money)
Claudia Musat	Number of Accounts	5	1	2
	Assets	$3.0 billion(1)	$32.2 million	$3.5 million

1	Includes $482.7 million in Balanced.

The entry for Thomas P. Vaiana in the Ownership of Securities table on page 63 of the statement of additional information is deleted.

The following sentence is added under the Ownership of Securities section on page 63.

As of June 22, 2010, when Ms. Musat became a portfolio manager for Balanced, she did not beneficially own any shares of the fund.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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